AGREEMENT OF PRODUCT DEVELOPMENT
                                   AND FUNDING
                                     BETWEEN
               THE EVERETT STEWART AND BEULAH STEWART FAMILY TRUST
                                    (a Trust)
                                       and
                                 HUMATECH, INC.
                            (an Illinois corporation)


This Product Development and Funding Agreement, dated December 18, 1998, by and between HUMATECH, INC., an Illinois corporation, ("HT"), located at 1203 Turncreek Lane, Katy, Texas 77450 and, THE EVERETT STWEART AND BEULAH STEWART FAMILY TRUST, a Family Trust ("EBT"), located at 909 E. Sorenson Street, Mesa, Arizona 85203-1119, in consideration of the mutual promises made herein, agree as follows.

                                    RECITALS

WHEREAS, HT has developed a product called a Turbo Feeder(TM) which is a turbine driven, positive displacement pump to apply and distribute liquid humic-based fertilizers and other products.

WHEREAS, HT has applied for United States and International patents on the Turbo Feeder(TM).

WHEREAS, HT requires additional funding to produce plastic injection molds, finalize patents, and other related production and manufacturing costs.

WHEREAS, EBT desires to facilitate the final development and production of the Turbo Feeder(TM).

WHEREAS, EBT desires to fund a portion of the development and expects to be paid royalties from the long term revenues of the Turbo Feeder(TM).

                                    AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for the purpose of setting forth the terms and conditions of said development and funding, the parties hereto have agreed and do hereby agree, and subject to the conditions hereinafter set forth, as follows:

                                    ARTICLE I

NOW  THEREFORE,  IT  IS  AGREED  AS  FOLLOWS:

Section  1.     Funding
----------      -------

1.1     Funding.  EBT agrees to fund the development and production of the Turbo
        -------
Feeder(TM) with a minimum $100,000 dollar investment. EBT reserves the right or provide additional funding under the same terms and conditions of this Agreement.

Section  2.     Repayment  of  Funds.  The  repayment of the funds invested will
----------      --------------------
come  from a percentage of the Turbo Feeder(TM) gross sales (gross sales defined
---
as  gross  sales less freight).  The funds will be paid monthly at a rate of six
(6) percent of the gross sales in the form of a royalty payment. The royalty payment will be due and payable upon the prior months collected gross sales receipts of the Turbo Feeder(TM) sales. A total of $450,000 will be paid to EB from the gross sales of the Turbo Feeder(TM).

Section  3.     Default of Repayment.  HT shall be deemed in default if HT fails
----------      --------------------
to make two (2) monthly royalty payments from the funds collected from Turbo Feeder(TM) gross sales. EBT will give a 30 day default and correction notice for the royalty payments to be made current. If payments are not current within the 30 days, HT shall be deemed in default and EBT shall not be obligated to give notice to a declaration of default. Upon default, EBT will own all patents, trademarks and plastic injection molds.

Upon default, HT has the right to continue to use molds and continue to market and sell the Turbo Feeder(TM) product line. HT will continue to pay royalties upon Turbo Feeder(TM) product line sales.

Section  4.     Right of Inspection.  EBT shall have the right at all reasonable
----------      -------------------
times during HT's business hours to inspect and audit the all financial and operational records.

Section  5.     Authorization.  The execution, delivery, and performance of this
----------      -------------
Agreement have been duly authorized and approved by the board of directors of HT, and this Agreement constitutes a valid and binding Agreement of HT in accordance with its terms.

Section  6.     Miscellaneous  Provisions.
----------      -------------------------

6.1     Amendment  and  Modification.  Subject to applicable law, this Agreement
        ----------------------------
may be amended, modified, or supplemented only by a written agreement signed by all of the parties hereto.

6.2     Notices.  All  notices,  requests,  demands,  and  other  communications
        -------
required or permitted hereunder will be in writing and will be deemed to have been duly given when delivered by hand or two days after being mailed by certified or registered mail, return receipt requested, with postage prepaid:

     HumaTech,  Inc.
     1203  Turncreek  Lane
     Katy,  Texas  77450

     Everett  Stewart  and  Beulah  Stewart  Family  Trust
     909  E.  Sorenson  Street
     Mesa,  Arizona  85203-1119

or to such other address as the parties of this agreement furnish to each other pursuant to the above.

6.3     Attorney  Fees.  In  the event an arbitration, suit or action is brought
        --------------
by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

6.4     Law  Governing.  This  Agreement  shall  be governed by and construed in
        --------------
accordance  with  the  laws  of  the  State  of  Texas.

6.5     Computation  of  Time.  In computing any period of time pursuant to this
        ---------------------
Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday or legal holiday.

6.6     Titles  and  Captions.  All  section title or captions contained in this
        ---------------------
Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

6.7     Pronouns  and Plurals.  All pronouns and any variations thereof shall be
        ---------------------
deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

6.8     Entire  Agreement.  This  Agreement  contains  the  entire understanding
        -----------------
between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement. Any amendments to this Agreement must be in writing and signed by the party against whom enforcement of that amendment is sought.

6.9     Agreement  Binding.  This  Agreement  shall  be  binding upon the heirs,
        ------------------
executors,  administrators,  successors  and  assigns  of  the  parties  hereto.

6.10    Arbitration.  If  at  any  time  during  the term of this Agreement  any
        -----------
dispute, difference, or disagreement shall arise upon or in respect of the Agreement, and the meaning and construction hereof, every such dispute, difference, and disagreement shall be referred to a single arbiter agreed upon by the parties, or if no single arbiter can be agreed upon, an arbiter or arbiters shall be selected in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the ward rendered by the arbiter may be entered in any court having jurisdiction thereof.

6.11    Presumption.  This  Agreement  or  any  Section  thereof  shall  not  be
        -----------
construed against any party due to the fact that said Agreement or any Section thereof was drafted by said party.

6.12    Further  Action.  The  parties  hereto  shall  execute  and deliver  all
        ---------------
documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purpose of the Agreement.

6.13    Parties  in  Interest.  Nothing  herein shall be construed to be to  the
        ---------------------
benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

6.14    Savings Clause.  If any provision of this Agreement, or the  application
        --------------
of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

------
The  Everett  Stewart  and  Beulah  Stewart  Family  Trust



/s/  M.  Everett  Stewart.  Jr.                         Date     12-18-98
-------------------------------                                  --------
M.  Everett  Stewart  Jr.,  Trustee


/s/  Beulah  Stewart                                    Date     12-18-98
--------------------                                             --------
Beulah  Stewart,  Trustee



HumaTech,  Inc.



/s/  David  G.  Williams                                Date     12-18-98
------------------------                                         --------
David  G.  Williams,  President


/s/  John  D.  Rottweiler                               Date     12-18-98
-------------------------                                        --------
John  D.  Rottweiler,  Chief  Financial  Officer